OPPENHEIMER PORTFOLIO SERIES FIXED INCOME

ACTIVE ALLOCATION FUND

Supplement dated September 26, 2008

to the Prospectus dated May 30, 2008

This supplement amends the Prospectus of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (the "Fund"), dated May 30, 2008, and is in addition to the supplement dated July 1, 2008. The "Shareholder Fees" table and the "Annual Portfolio Operating Expenses" table, in the section titled "Fees and Expenses of the Portfolio" beginning on page 7, are deleted in their entirety and are replaced by the following:

Shareholder Fees (charges paid directly from your investment):

	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]	None

Annual Fund Operating Expenses:

(% of average daily net assets)

	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.04%	0.04%	0.04%	0.04%	0.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[6]	0.25%	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[7]	0.51%	0.51%	0.51%	0.51%	0.51%
Total Annual Operating Expenses[8]	1.05%	1.80%	1.80%	1.30%	0.80%

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum that can be charged.

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.

2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge declines from 5% to 1% during years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5. Under the investment advisory agreement, the Manager receives an advisory fee equal to 0.50% of the average annual net assets of the Fund, reduced by the amount of advisory fees paid to the Manager by the Underlying Funds relating to the Fund's assets invested in those funds. The Manager will also waive fees in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. However, the management fee will not be waived or reduced below zero.

6. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

7. "Acquired Fund Fees and Expenses" are fees that the Fund incurs indirectly through its investments in shares of Oppenheimer Institutional Money Market Fund and the Underlying Funds, any other mutual funds, hedge funds, private equity funds in which the Fund may invest, and certain other pooled investment vehicles, but not securities, such as structured finance products, collateralized debt obligations or other securities not traditionally considered investment companies or private investment companies. "Acquired Fund Fees and Expenses" are based on estimates of the total annual fees and expense of the Acquired Funds in which the Fund expects to invest during its first full fiscal year without giving effect to any waivers or reimbursements. Any material changes to the Fund's asset allocation to the Underlying Funds or to Oppenheimer Institutional Money Market Fund could increase or decrease the amounts of the "Acquired Fund Fees and Expenses" and the actual amounts may vary from these estimates.

8. The Manager has voluntarily undertaken to waive fees and/or reimburse the Fund for certain expenses so that Total Annual Operating Expenses as a percentage of the Fund's average daily net assets will not exceed the following annual rates: 1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 1.35% for Class N and 1.00% for Class Y. The Manager may modify or terminate that undertaking at any time without notice to shareholders, but will not recover waived fees in subsequent fiscal periods. Those expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in Underlying Funds.

September 26, 2008         PS0404.001